SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ___________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)      November 12, 1999


                      Wilshire Real Estate Investment Inc.
             (Exact name of registrant as specified in its charter)


Maryland                           0-23911              52-2081138
(State or other jurisdiction       (Commission          (I.R.S. Employer
of incorporation)                  File Number)         Identification Number)


                     1310 SW 17th Street, Portland, OR 97201
               (Address of principal executive offices)(Zip Code)

                                 (503) 721-6500
              (Registrant's telephone number, including area code)






Item 4.  Changes in Registrant's Certifying Accountant.

     On November 12, 1999, the Board of Directors of Wilshire Real Estate Investment Inc., a Maryland corporation (the "Company") appointed the firm of Ernst & Young LLP to replace Arthur Andersen LLP as the principal accountant to audit the Company's financial statements. Arthur Andersen LLP was replaced due to a potential conflict of interest with the services it performs for Wilshire Realty Services Corporation ("WRSC"), the Company's former manager, and Wilshire Financial Services Group Inc. ("WFSG"), the parent of WRSC.

     The Company recently decided to become internally managed and has resulted in disputes between the Company, on the one hand, and WRSC and WFSG, on the other. The Company's business and investment affairs had been managed by WRSC pursuant to a management agreement and the Company had received managerial and administrative services from WRSC thereunder.

     The report of Arthur Andersen LLP on the financial statements of the Company for the past year (the Company was formed on October 24, 1997, commenced operations on April 6, 1998 and was audited for the one year ended December 31,
1998) did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles, except that, in its report dated March 19, 1999, Arthur Andersen LLP included a matter-of-emphasis paragraph stating "As discussed in Note 1, Wilshire Realty Services Corporation, a wholly owned subsidiary of Wilshire Financial Services Group Inc. ("WFSG"), is the manager of the Company. Furthermore, Wilshire Credit Corporation ("WCC"), an affiliate of WFSG, provides loan servicing and real property management services to the Company. On March 3, 1999, WFSG filed a voluntary prepackaged petition for relief under Chapter 11 of the U.S. Bankruptcy Code. The WFSG plan of reorganization includes the transfer of servicing operations conducted by WCC to a newly formed subsidiary of WFSG. As discussed in Note 12, the Company has also entered into several transactions with these affiliated entities." During the period from the Company's inception, October 24, 1997, through November 12, 1999 there were no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen LLP, would have caused it to make reference to the subject matter of the disagreement in connection with its report on the financial statements of the Company.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

     Exhibits.

     99.1  Letter dated November 12, 1999 from Arthur Andersen LLP.





                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            WILSHIRE REAL ESTATE INVESTMENT INC.



Date:  November 12, 1999                    By:/s/ Lawrence Mendelsohn
                                               Lawrence Mendelsohn
                                               President


                                            By:/s/ Chris Tassos
                                               Chris Tassos
                                               Executive Vice President and
                                               Chief Financial Officer







                                                                  Exhibit 99.1

November 12, 1999

Office of the Chief Accountant
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Dear Sir/Madam:

We have read Item 4 included in the Form 8-K dated November 12, 1999 of Wilshire Real Estate Investment Inc. to be filed with the Securities and Exchange Commission and are in agreement with the statements contained therein.

Very truly yours,




ARTHUR ANDERSEN LLP

cc:  Chris Tassos, CFO, Wilshire Real Estate Investment Inc.